Sub-Item 77Q1:  Exhibits

a. n/a

b. n/a

c. n/a

d. Copies of all constituent instruments defining the rights of the holders of any new class of securities;

i. Second Amended and Restated Agreement and Declaration of Trust,
amended  and restated as of June 17, 2009 (the "Amended Declaration"), of Registrant, Nationwide Variable Insurance Trust, a Delaware
statutory trust (the "Trust").

Filing:  Post-Effective Amendment No. 132 to Registration Statement on
Form N-1A
Filing Date:  August 26, 2009

ii. Amending Resolutions dated December 14, 2010, to the Amended
Declaration
Filing:  Post-Effective Amendment No. 146 to Registration Statement
Filing Date:  April 15, 2011

e. Copies of any new or amended Registrant investment advisory contracts;

i. Investment Advisory Agreement among the Trust and Nationwide Fund
Advisors ("NFA") dated as of May 1, 2007
Filing:  Post-Effective Amendment No. 101 to Registration Statement
on Form N-1A
Filing Date:  April 30, 2007

(a) Exhibit A, effective May 1, 2007, as amended March 25, 2011, to the Investment Advisory Agreement among the Trust and NFA
Filing:  Post-Effective Amendment No. 146 to Registration S
tatement on Form N-1A
Filing Date:  April 15, 2011

ii. Subadvisory Agreement among the Trust, NFA and Wells Capital
Management, Inc. ("Wells Capital") for the NVIT Multi-Manager Large Cap
Growth Fund, a series of the Trust, dated March 24, 2008
Filing:  Post-Effective Amendment No. 119 to Registration Statement on
Form N-1A
Filing Date:  April 14, 2008

(a) Exhibit A, effective March 24, 2008, as amended January 24, 2011, to the Subadvisory Agreement among the Trust, NFA and Wells Capital
Filing:  Post-Effective Amendment No. 143 to Registration Statement on
Form N-1A
Filing Date:  February 22, 2011

iii. Amended and Restated Subadvisory Agreement among the Trust,
NFA and Invesco Advisers, Inc. (formerly, AIM Capital Management, Inc.)
for the NVIT Multi-Manager International Growth Fund and Van Kampen NVIT
Comstock Value Fund , which are series of the Trust, dated March 24, 2008, as amended  June 1,2010
Filing:  Post-Effective Amendment No. 140 to Registration Statement on
Form N-1A
Filing Date:  September 14, 2010

(a) Exhibit A, Effective March 28, 2008, as amended March 18, 2011, to the Subadvisory Agreement among the Trust, NFA and Invesco
Filing:  Post-Effective Amendment No. 147 to Registration Statement on
Form N-1A
Filing Date:  April 28, 2011

f. n/a

g. Copies of any merger or consolidation agreement;

i. Plan of Reorganization between the Registrant, on behalf of NVIT
Worldwide Leaders Fund and NVIT International Equity Fund, dated June
24, 2011
Filing:  Post-Effective Amendment No. 1 to Registration Statement on
Form N-14
Filing Date:  July 7, 2011